X-REAL GbR

                              FINANCIAL STATEMENTS

                                December 31, 1998

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                                 C O N T E N T S

Independent Auditors' Report.................................................. 3

Balance Sheet................................................................. 4

Statement of Income and Partners' Capital..................................... 5

Statement of Cash Flows....................................................... 6

Notes to the Financial Statements............................................. 7

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                          INDEPENDENT AUDITORS' REPORT

Partners
X-Real GbR
Monheim, Germany

We have audited the accompanying balance sheet of X-Real GbR as of December 31, 1998 and the related statements of income and partners' capital and cash flows for the year then ended and from inception on November 4, 1997 through December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of X-Real GbR as of December 31, 1998 and the results of its operations and its cash flows for the year then ended and from inception on November 4, 1997 through December 31, 1997 in conformity with generally accepted accounting principles.

/s/ Jones, Jensen & Company
Jones, Jensen & Company
Salt Lake City, Utah
April 29, 1999

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                                   X-REAL GbR
                                  Balance Sheet


                                     ASSETS

                                                                   December 31,
                                                                       1998
                                                                   ------------
CURRENT ASSETS

   Cash in bank                                                    $          4
   Accounts receivable (Note 2)                                         102,286
                                                                   ------------
     Total Current Assets                                               102,290
                                                                   ------------
     TOTAL ASSETS                                                  $    102,290
                                                                   ============


                        LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES

   Accrued expenses                                                $     24,522
                                                                   ------------
     Total Current Liabilities                                           24,522
                                                                   ------------
PARTNERS' CAPITAL

   Partners' capital                                                    133,435
   Note receivable - related party (Note 3)                             (55,667)
                                                                   ------------
     Total Partners' Capital                                             77,768
                                                                   ------------
     TOTAL LIABILITIES AND PARTNERS' CAPITAL                       $    102,290
                                                                   ============


   The accompanying notes are an integral part of these financial statements.

                                        4
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                                   X-REAL GbR
                   Statements of Income and Partners' Capital


                                                                       From
                                                                   Inception on
                                                     For the        November 4,
                                                    Year Ended     1997 Through
                                                   December 31,    December 31,
                                                       1998            1997
                                                   ------------    ------------

NET SALES                                          $    340,293    $       -

COST OF SALES                                            77,008            -
                                                   ------------    ------------
GROSS PROFIT                                            263,285            -
                                                   ------------    ------------
EXPENSES

   General and administrative                           192,633            -
                                                   ------------    ------------
     Total Expenses                                     192,633            -
                                                   ------------    ------------
INCOME FROM OPERATIONS                                   70,652            -
                                                   ------------    ------------
OTHER INCOME

   Interest income                                        1,358            -
                                                   ------------    ------------
     Total Other Income                                   1,358            -
                                                   ------------    ------------
NET INCOME                                               72,010            -

BEGINNING BALANCE PARTNERS' CAPITAL                       5,000            -

CAPITAL CONTRIBUTIONS                                    56,425           5,000
                                                   ------------    ------------
ENDING BALANCE PARTNERS' CAPITAL                   $    133,435    $      5,000
                                                   ============    ============


   The accompanying notes are an integral part of these financial statements.

                                        5
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                                   X-REAL GbR
                            Statements of Cash Flows


                                                                       From
                                                                   Inception on
                                                     For the        November 4,
                                                    Year Ended     1997 Through
                                                   December 31,    December 31,
                                                       1998            1997
                                                   ------------    ------------

CASH FLOWS FROM OPERATING ACTIVITIES

   Net income                                      $     72,010    $       -
   Changes in assets and liabilities:
     Increase in accounts receivable                   (102,286)           -
     Increase (decrease) in accrued expenses             24,522            -
                                                   ------------    ------------
       Net Cash Used in Operating Activities             (5,754)           -
                                                   ------------    ------------
CASH FLOWS FROM INVESTING ACTIVITIES                     -                 -
                                                   ------------    ------------
CASH FLOWS FROM FINANCING ACTIVITIES

   Related party loans made                             (55,667)           -
   Capital contributed                                   56,425           5,000
                                                   ------------    ------------
     Net Cash Provided by Financing Activities              758           5,000
                                                   ------------    ------------
NET INCREASE (DECREASE) IN CASH                          (4,996)           -

CASH AT BEGINNING OF PERIOD                               5,000           5,000
                                                   ------------    ------------
CASH AT END OF PERIOD                              $          4    $      5,000
                                                   ============    ============
SUPPLEMENTAL DISCLOSURES OF CASH
 FLOW INFORMATION

CASH PAID FOR:

   Interest                                        $       -       $       -
   Income taxes                                    $       -       $       -


   The accompanying notes are an integral part of these financial statements.

                                        6
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                                   X-REAL GbR
                        Notes to the Financial Statements
                                December 31, 1998


NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          a. Organization

          X-Real GbR, a general partnership was organized November 4, 1997 under the provisions of a general partnership agreement between Olaf Cordt and Philip Kamp for the purpose of creating and operating internet pay sites. Profits and losses of the Partnership are shared equally between the two partners.

          b. Accounting Method

          The Partnership's financial statements are prepared using the accrual method of accounting. The Partnership has elected a December 31, year end.

          c. Cash and Cash Equivalents

          For purposes of the statement of cash flows, the Partnership considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

          d. Allowance for Losses

          The  Partnership  uses the  specific  write-off  method to provide for
          doubtful   accounts  since  experience  and  management's   estimation
          indicates an adequate allowance for such accounts is immaterial.

          e. Income Taxes

          Income of the Partnership is not taxable as such, but is includible in the income of the partners. Therefore, no provision for income taxes is reflected in the accompanying financial statements.

          f. Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 -  ACCOUNTS RECEIVABLE

          The Partnership conducts all of its business on the internet, and all revenues are collected by electronic means. All revenue collections and refunds are managed by a corporation with which the partnership has a service agreement (Note 4). Collected funds are held by the service company for 60 days before they are released to the Company. Funds collected in 1998 and released to the partnership in 1999 are classified as accounts receivable. The costs of sales related to the receivables are deducted from the amount released to the Partnership. These costs are classified as accrued liabilities.


   The accompanying notes are an integral part of these financial statements.

                                        7
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                                   X-REAL GbR
                        Notes to the Financial Statements
                                December 31, 1998


NOTE 3 -  NOTE RECEIVABLE - RELATED PARTY

          During 1998, the partnership loaned $54,309 to a partnership related through common control. An additional $1,358 of interest was accrued on the note as of December 31, 1998. Due to the nature of the relationship, this note is classified as a reduction in partners' capital.

NOTE 4 -  SERVICE AGREEMENT

          The Partnership owns several internet pay sites which are managed by a corporation (the provider). The provider assumes responsibility for the costs of operating the sites. In exchange, the provider receives 35% of the gross revenues of the sites as a service fee. The agreement can be terminated any time with a notice of 180 days.

NOTE 5 -  SUBSEQUENT EVENTS

          On April 13, 1999, the Partnership entered into a letter of intent to be acquired by Q-Seven Systems, Inc., a Nevada corporation, which will be simultaneously acquired by Downstream Incorporated - DSI which is a publicly traded U.S. company.


   The accompanying notes are an integral part of these financial statements.

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